Exhibit 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 5, 1999 incorporated by reference in Destron Fearing Corporation's Form 10-K for the year ended September 30, 1999.


                                                  /S/ ARTHUR ANDERSEN LLP
                                                  -----------------------

Arthur Andersen LLP
Minneapolis, Minnesota
September 26, 2000